Pinnacle Focused Opportunities ETF Trading Symbol: FCUS Listed on NYSE Arca, Inc. Summary Prospectus March 31, 2025 www.pinnacleetfs.com

Before you invest, you may want to review the Pinnacle Focused Opportunities ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 29, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.pinnacleetfs.com. You can also get this information at no cost by calling at (844) 466-6723 or by sending an e-mail request to info@pinnacledynamicfunds.com.

Investment Objective

The Pinnacle Focused Opportunities ETF (the “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 493% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in a focused portfolio of U.S. equity securities. The Fund’s investment sub-adviser, Pinnacle Family Advisors, LLC (“Pinnacle” or the “Sub-Adviser”), will typically seek full equity exposure during periods of market strength and will seek to identify periods of market stress and to mitigate risk during these periods by increasing the portfolio’s exposure to U.S. Treasury securities, cash, cash equivalents, or bond index ETFs.

Pinnacle manages the Fund’s portfolio based on its proprietary model. The Fund’s initial universe of stocks is comprised of the largest 1,000 U.S. equity securities listed on major U.S. stock exchanges. As of the date of this prospectus, the market capitalization range for the initial universe of securities is between approximately $4.5 billion and $3.5 trillion. To be eligible for inclusion in the Fund’s portfolio, stocks must also have a closing price of at least $1, with a free-float (shares publicly available for purchase on the stock market) of at least five percent of the shares outstanding. The Fund’s portfolio excludes certain equity securities, such as limited partnerships, closed-end investment companies, and warrants. The complete list of excluded security types is set forth below.

Pinnacle uses its monthly stock selection model to identify 30 stocks to include in the model (as described below). In addition, Pinnacle uses two separate Market Risk Algorithms to identify whether there are positive or negative market signals which may impact the composition of the Fund’s portfolio. On the first trading day of each month (or more frequently intra-month if a market signal changes), Pinnacle will recommend that the Fund’s portfolio be reconstituted based on whether the Algorithms both show market signals as positive, one as positive and one as negative, or both as negative.

Fund Portfolio Positioning:

●	If both market signals are positive, the Fund’s portfolio will be comprised of the top 30 stocks (selected as described below).

●	If one market signal is positive (and the other is negative), the Fund’s portfolio will be comprised of 25% U.S. Treasury securities, cash, cash equivalents, or bond index ETFs. The remaining 75% will be comprised of the top 30 stocks (selected as described below); or

●	If both market signals are negative, the Fund’s portfolio will be comprised of 50% U.S. Treasury securities, cash, cash equivalents, or bond index ETFs. The remaining 50% will be comprised of the top 30 stocks (selected as described below).

The Fund’s U.S. Treasury securities will include T-Bills (Treasury Bills) and Treasury notes. The Fund’s bond index ETF holdings will include short term Treasury bill ETFs and intermediate term Treasury note ETFs.

Top 30 Stock Selection Model:

Pinnacle uses its monthly stock selection model to identify the stocks that the model scores highest based on the following factors:

●	Momentum – The model measures the stock’s current price compared to its previous price over a specific period.

●	Relative Strength – The model measures the stock’s rate of change (velocity) and the magnitude of the stock’s recent price changes compared to its peers in the initial universe over the last 200-day period.

●	Earnings Revisions – The model considers whether stock analysts have recently revised their estimates of a company’s earnings.

Each stock in the initial universe is scored based on the foregoing factors. That is, Pinnacle employs its monthly stock selection model to assign each stock with a score for each of Momentum, Relative Strength, and Earnings Revisions. Each score is weighted equally (i.e., a one-third weighting), and then combined into a single aggregate score for each company. The 30 companies with the highest aggregate scores are then included in the Fund’s portfolio.

The Fund’s portfolio allocation weighting among the 30 selected stocks differs depending on each stock’s overall model score. Each of the top 10 stock selections by model score receive a 4.25% weight in the Fund’s portfolio, each of the next 10 stock selections by model score receive a 3.25% weight in the Fund’s portfolio, and each of the final 10 stock selections receive a weight of 2.5% in the Fund’s portfolio.

Market Signals:

First Pinnacle Market Risk Algorithm:

The first Pinnacle Market Risk Algorithm makes three separate measurements. Each measurement considers the relative strength of a cash-like investment (earning a risk-free rate of return) versus that of one of three broad-based U.S. equity indices. The algorithm uses Treasury bills with 13-week maturities as a proxy for the cash-like investment.

The market signal produced by the three measurements works as follows. Note that a positive signal indicates normal equity market conditions. In contrast, a negative signal indicates the equity markets are subject to higher risks.

Results of Cash/Index Measurements	First Pinnacle Market Risk Signal
All three are positive	Positive
Two are positive	Positive
Two are negative	Negative*
All three are negative	Negative

* However, there is one instance where even though two measurements were negative, the signal would be positive. That would occur if immediately prior, all three Cash/Index measurements were negative, and then one turned positive. In that unique case, the First Pinnacle Market Risk Signal would be Positive.

Second Pinnacle Market Risk Algorithm:

The second Pinnacle Market Risk Algorithm performs separate measurements of specific technical attributes of three separate broad-based U.S. equity indices. That is, for each index measurement, the algorithm measures the rate of change, relative strength, and moving averages of the particular index over various periods (e.g., 30, 60, and 90 days).

●	Rate of change is a momentum-based technical indicator that measures the percentage change in price between the current price and the price at the prior period.

●	Relative strength is a momentum indicator that measures the speed and magnitude of a market’s recent price changes to evaluate overvalued or undervalued conditions in the market’s price.

●	Moving averages are used to help smooth out price data by creating a constantly updated average price. A rising moving average indicates that the security is in an uptrend, while a declining moving average indicates a downtrend.

The market signal produced by the three technical index measurements work together as follows. Note that a positive signal indicates normal equity market conditions. In contrast, a negative signal indicates the equity markets are subject to higher risks.

Results of Technical Analysis	Second Pinnacle Market Risk Signal
Two or three index measurement results indicate relative strength in the stock markets	Positive
Two or three index measurement results indicate poor relative strength in the stock markets	Negative

The Fund’s portfolio turnover rate may be high.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Models and Data Risk. The Fund’s portfolio is heavily dependent on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

Sector Risk. At times, based on the Sub-Adviser’s model, the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

Equity Market Risk. By virtue of the Fund’s investments in equity securities, equity ETFs, and equity index futures agreements, the Fund is exposed to equity securities both directly and indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

High Portfolio Turnover Risk. During periods of risk management positioning, the Fund’s portfolio turnover may be high. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Focused Portfolio Risk. Although the Fund will not be concentrated in any particular industry, it will be focused in a limited number of securities. Investing in a limited number of companies carries more risk than might be the case if the portfolio were more diversified because changes in the value of a single company may have a more significant effect, either negative or positive on the Fund’s value.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. Any such decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid-ask spreads.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., fixed income securities that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

○	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility and there may be widening bid-ask spreads. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant and there may be furthering widening bid-ask spreads.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Fixed Income Securities Risk. The Fund may invest in fixed income securities, including U.S. Treasuries, directly or through ETFs or other investment companies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Fixed income securities generally are subject to interest rate risk (discussed further herein), call risk, prepayment and extension risk, credit risk and liquidity risk.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Market Events Risk. The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory event, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs or money market funds. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

U.S. Government Securities Risks. U.S. Government securities are not guaranteed against price movement and may decrease in value.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of broad measures of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.pinnacleetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 16.51% for the quarter ended March 31, 2024 and the lowest quarterly return was -2.33% for the quarter ended June 30, 2024.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	Since Inception December 29, 2022
Return Before Taxes	30.80%	25.98%
Return After Taxes on Distributions	25.91%	23.61%
Return After Taxes on Distributions and Sale of Fund Shares	18.61%	19.39%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	26.29%	20.72%
Russell 1000® Total Return Index (reflects no deduction for fees, expenses, or taxes)(2)	24.51%	25.29%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

(2)	The Fund’s broad-based index benchmark has been changed from the S&P 500® Index to the Russell 1000® Index. This change was made so that the Fund’s performance can be evaluated against a benchmark that better represents the Fund’s portfolio. The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Sub-Adviser

Pinnacle Family Advisors, LLC (“Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

Paul Carroll, Chief Investment Officer and Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2022.

Michael Venuto, Chief Investment Officer for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spread for the Fund’s most recent fiscal year, can be found on the Fund’s website at www.pinnacleetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.